================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 27, 2003


                       Universal American Financial Corp.
             (Exact name of registrant as specified in its charter)



         NEW YORK                        0-11321                 11-2580136
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)      (IRS EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)


SIX INTERNATIONAL DRIVE, SUITE 190, RYE BROOK, NEW YORK                  10573
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)



        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (914) 934-5200

================================================================================

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

           On March 31, 2003, Universal American Financial Corp. (the "Company"), through its wholly owned subsidiary Pennsylvania Life Insurance Company ("PennLife"), completed the purchase of all of the outstanding shares of capital stock of The Pyramid Life Insurance Company ("Pyramid") from Continental General Insurance Company, a subsidiary of Ceres Group, Inc. ("Ceres"), pursuant to a Purchase Agreement dated as of December 20, 2002 (the "Purchase Agreement").

           The consideration paid by the Company pursuant to the Purchase Agreement was $57,532,933, which consisted of a base purchase price of $56,000,000 plus an adjustment amount equal to $1,532,933 representing the estimated increase in Pyramid's statutory capital and surplus from June 30, 2002, the measurement date, to the closing date. The purchase price is subject to a post-closing adjustment. In connection with the acquisition, the Company entered into an $80,000,000 credit facility from a group of lenders with Bank of America, N.A. acting as administrative agent (the "New Credit Facility"), which included a $65,000,000 term loan and $15,000,000 available through a revolving credit facility. None of the revolving credit facility was drawn at closing. A portion of the proceeds from the New Credit Facility was used to pay off the Company's existing term loan and amount outstanding under the existing revolver. Transaction costs incurred in connection with the acquisition and related financing amounted to approximately $5 million. The total cost of the acquisition, including transaction costs, was financed with the net proceeds from the New Credit Facility of approximately $22 million, cash on hand in the amount of $31 million and a portion of the proceeds from the recent private placements of trust preferred securities.

           The obligations of the Company under the New Credit Facility are guaranteed by WorldNet Services Corp., CHCS Services Inc., CHCS Inc., Security Health Providers, Inc., Quincy Coverage Corporation and Universal American Financial Services, Inc. (collectively the "Guarantors") and secured by all of the assets of each of the Guarantors. In addition, as security for the performance by the Company of its obligations under the New Credit Facility, the Company, WorldNet Services Corp. and CHCS Services Inc., have each pledged and assigned all of their respective securities (but not more than 65% of the issued and outstanding shares of voting stock of any foreign subsidiary), all of their respective limited liability company and partnership interests, all of their respective rights, title and interest under any service or management contract entered into between or among any of their respective subsidiaries and all proceeds of any and all of the foregoing.

           The terms of the transaction are set forth in the Purchase Agreement, a copy of which was filed as an exhibit to Form 8-K by the Company with the Securities and Exchange Commission on December 24, 2002, is incorporated herein by reference. Three of the Company's directors currently serve on the board of directors of Ceres. The acquisition was approved by a committee of the Company's directors who are independent and not otherwise affiliated with Ceres. The consideration paid by PennLife pursuant to the Purchase Agreement was determined by arm's length negotiations. In addition, the Company received a fairness opinion from its financial advisor, Raymond James & Associates, Inc., that the consideration to be paid by PennLife pursuant to the Purchase Agreement was fair, from a financial point of view, to the Company.

           A copy of the press release announcing the completion of the acquisition is filed as Exhibit 99.1 to this Form 8-K and is hereby incorporated herein by reference.


ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

           On March 27, 2003, the Company announced that it completed a private placement of $10 million of thirty-year floating rate trust preferred securities (the "Capital Securities") through its newly formed Delaware statutory trust, Universal American Statutory Trust V (the "Trust"). The Trust will have the right to call the Capital Securities at par after five years from the date of issuance. The proceeds from the sale of the Capital Securities, together with proceeds from the sale by the Trust of its common securities to the Company, were invested in Junior Subordinated Debt Securities of the Company due April 7, 2033 (the "Junior Subordinated Debt"). Both the Capital Securities and the Junior Subordinated Debt have a floating rate, which resets quarterly, equal to the three-month LIBOR plus 4.00%, with a ceiling of 12.50% for the first five years. Currently, the interest rate on these securities is 5.29%.

           A portion of the proceeds were used to pay down a portion of the existing term loan and the balance will be used for general corporate purposes.

           The Capital Securities have not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), and will only be offered and sold under an applicable exemption from registration requirements under the Securities Act. Bear, Stearns & Co. Inc. was the initial purchaser of the Capital Securities.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

           (a)       Financial Statements of Business Acquired
                     -----------------------------------------

                     Historical financial statements of the Company will be filed by amendment to this Current Report on Form 8-K within the time allowed for such filing by Item 7(a)(4) of this Form.

           (b)       Pro Forma Financial Information
                     -------------------------------

                     Pro forma financial information of the Company will be filed by amendment to this Current Report on Form 8-K within the time allowed for such filing by Item 7(b)(2) of this Form.

           (c)       Exhibits
                     --------

                     Exhibit No.        Exhibit
                     -----------        -------

                     10(k) Credit Agreement dated March 31, 2003, among the Company, various lending institutions and, Bank of America, N.A., as the Administrative Agent, the Collateral Agent and the L/C Issuer.

                     99.1 Press Release, dated March 31, 2003, announcing the completion of the purchase by the Company of Pyramid Life Insurance Company from Continental General Insurance Company.


           This document may contain some forward looking statements, which involve a number of risks and uncertainties that could cause actual results to differ materially. These risk factors are listed from time to time in the Company's SEC reports.

                                   SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 Universal American Financial Corp.

                                 /s/ Richard A. Barasch
                                 ---------------------------------------------
                                 By: Richard A. Barasch
                                 Title: President and Chief Executive Officer

Date: April 1, 2003

                                  EXHIBIT INDEX

Exhibit No.         Exhibit
-----------         -------

10(k) Credit Agreement dated March 31, 2003, among the Company, various lending institutions and, Bank of America, N.A., as the Administrative Agent, the Collateral Agent and the L/C Issuer.

99.1 Press Release, dated March 31, 2003, announcing the purchase by the Company of Pyramid from Continental General Insurance Company.